 As filed with the Securities and Exchange Commission on December 31, 1998.
                                                  Registration No. 333-
                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.
                                    ______________

                                       Form S-8
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933
                                    ______________

                              BRITE VOICE SYSTEMS, INC.
                  (Exact name of issuer as specified in its charter)

Kansas                                            48-0986248
(State or other                                   (I.R.S. Employer
jurisdiction of incorporation)                    Identification No.)

                        250 International Parkway, Suite 300
                            Heathrow, Florida     32746
                (Address of Principal Executive Offices) (Zip Code)

                BRITE VOICE SYSTEMS, INC. EMPLOYEE STOCK PURCHASE PLAN
                              (Full title of the plan)

                                 Glenn A. Etherington
                               Chief Financial Officer
                         250 International Parkway, Suite 300
                               Heathrow, Florida  32746
                       (Name and address of agent for service)
                                   (407) 357-1000
            (Telephone number, including area code, of agent for service)

                                       Copy to:
                              Thomas P. Garretson, Esq.
                           Triplett, Woolf & Garretson, LLC
                           2959 North Rock Road, Suite 300
                                Wichita, Kansas 67226
--------------------------------------------------------------------------------
                           CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------
     Title of class of           Amount           Proposed maximum   Proposed maximum        Amount of
       securities to              to be            offering price        aggregate         registration
       be registered           registered           per share *          offering               fee
                                                                           price
-------------------------------------------------------------------------------------------------------
       Common Stock,
       no par value          300,000 shares            $7.58            $2,274,000            $632.17
-------------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee, and based on the average of the high and low prices as reported by Nasdaq on December 28, 1998 in accordance with Securities Act Rule 457(c) and (h).

                      STATEMENT OF INCORPORATION BY REFERENCE


     This Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8 (File No. 33-80478) filed by the Registrant on June 20, 1994, relating to the Registrant's Employee Stock Purchase Plan. The purpose of this Registration Statement is to register additional shares for issuance under such Plan.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wichita, State of Kansas, on the 28th day of December, 1998.

                         BRITE VOICE SYSTEMS, INC.


                         By   /s/ Stanley G. Brannan
                           -------------------------------------------------
                              Stanley G. Brannan, Chairman, President
                              and Chief Executive Officer


                                  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each such person whose signature appears below constitutes and appoints Stanley G. Brannan and Glenn A. Etherington, and each of them singly, his attorneys-in-fact, each with the power of substitution, for him and in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments) and to file the same, with all Exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Signature                          Title                    Date
    -----------                        --------                 -------
                                      Chairman,
                                   President and Chief
   /s/ Stanley G. Brannan           Executive Officer       December 28, 1998
---------------------------------
Stanley G. Brannan

                                    Chief Financial
   /s/ Glenn A. Etherington        Officer/Secretary          December 28, 1998
---------------------------------
Glenn A. Etherington

      /s/ C. MacKay Ganson, Jr.         Director            December 23, 1998
---------------------------------
C. MacKay Ganson, Jr.


     /s/ David S. Gergacz               Director            December 24, 1998
---------------------------------
David S. Gergacz


     /s/ John F. Kelsey                 Director            December 23, 1998
---------------------------------
John F. Kelsey


     /s/ Alan C. Maltz                  Director            December 28, 1998
---------------------------------
Alan C. Maltz


     /s/ Scott A. Maltz                 Director            December 29, 1998
---------------------------------
Scott A. Maltz

                                    EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------
     4.1       Specimen certificate representing the common
               stock of the Registrant (filed as Exhibit 4.1
               to Registrant's Registration Statement on Form
               S-1, Registration No. 33-29750, and incorporated
               herein by reference).

     4.2 Restated Articles of Incorporation of the Regis-trant (filed as Exhibit 3.1 to Registrant's Regis-tration Statement on Form S-1, Registration No.
               33-29750, and incorporated herein by reference).

     4.3 Bylaws of the Registrant, as amended (filed as Exhibit 3.2 to Registrant's Registration State-ment on Form S-1, Registration No. 33-29750, and incorporated herein by reference).

     4.4       Brite Voice Systems, Inc. Employee Stock Purchase
               Plan, as amended.

     5.1       Opinion of Triplett, Woolf & Garretson, LLC.

     23.1      Consent of Arthur Andersen LLP.

     23.2      Consent of Triplett, Woolf & Garretson, LLC
               (contained in Exhibit 5.1)

     24.1      Power of Attorney (included as part of the Signature
               Page to this Registration Statement).